FIRST AMENDMENT TO THE CREDIT AGREEMENT


     FIRST AMENDMENT TO THE CREDIT AGREEMENT (the "Amendment"), dated as of October 11, 2001, among AEARO CORPORATION, a Delaware corporation ("Holdings"), AEARO COMPANY I, a Delaware corporation (the "US Borrower"), AEARO CANADA LIMITED, an Ontario corporation (the "Canadian Borrower"), AEARO LIMITED, a limited liability company formed under the laws of England (the "UK Borrower"), the Banks party hereto and BANKERS TRUST COMPANY, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred below are used are herein defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -



     WHEREAS, Holdings, the US Borrower, the Canadian Borrower, the UK Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of July 11, 1995 and amended and restated as of July 13, 2001 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to provide for certain amendments, waivers and consents to the Credit Agreement as herein provided; and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to agree as follows:

A.       Amendments

     1. Section 1.01(a) of the Credit Agreement is hereby amended by inserting the following new clause (F) at the end thereof.


     "(F) Subject to and upon the terms and conditions set forth herein, each Bank with an Additional A-1 Term Loan Commitment severally agrees to make at any time and from time to time from the First Amendment Effective Date to, and including, the Additional A-1 Term Loan Commitment Termination Date an additional A-1 Term Loan or A-1 Term Loans to the US Borrower, which such A-1 Term Loans shall (i) be made and maintained in Dollars, (ii) at the option of the US Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or one or more Borrowings of Eurodollar Loans having such Interest Periods as are selected by the US Borrower pursuant to Section 1.09 and Section 1.17(b), and (iii) not exceed for any Bank, in initial aggregate principal amount, that amount which equals the Additional A-1 Term Loan Commitment of such Bank at the time of incurrence thereof (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)). Once repaid, A-1 Term Loans incurred hereunder may not be reborrowed."

     2. Section 1 of the Credit Agreement is hereby amended by inserting the following new Section 1.17 at the end thereof:


     "1.17 Additional Term Loan Commitments. (a) So long as no Default or Event of Default then exists or would result therefrom, the US Borrower shall have the right to request on one or more occasions from the period on and after the First Amendment Effective Date to, and including, the Additional A-1 Term Loan Commitment Termination Date that one or more Banks (and/or one or more other Persons which will become Banks as provided below) provide Additional A-1 Term Loan Commitments and, subject to the terms and conditions contained in this Agreement and the relevant Additional A-1 Term Loan Commitment Agreement, make A-1 Term Loans on any Additional A-1 Term Loan Borrowing Date pursuant to
Section 1.01(a)(F), it being understood and agreed, however, that (i) no Bank shall be obligated to provide an Additional A-1 Term Loan Commitment as a result of any request by the US Borrower, and until such time, if any, as (x) such Bank has agreed in its sole discretion to provide an Additional A-1 Term Loan Commitment and executed and delivered to the Administrative Agent an Additional A-1 Term Loan Commitment Agreement as provided in clause (b) of this Section
1.17 and (y) the other conditions set forth in Section 1.17(b) shall have been satisfied, such Bank shall not be obligated to fund any A-1 Term Loans pursuant to an Additional A-1 Term Loan Commitment, (ii) any Bank (or, in the circumstances contemplated by clause (vi) below, any other Person which will qualify as an Eligible Transferee) may so provide an Additional A-1 Term Loan Commitment without the consent of any other Bank, (iii) each provision of Additional A-1 Term Loan Commitments pursuant to this Section 1.17 on a given date shall be in a minimum aggregate amount (for all Banks (including in the circumstances contemplated by clause (vi) below, Eligible Transferees who will become Banks)) of at least $1,000,000, (iv) the aggregate amount of all Additional A-1 Term Loan Commitments permitted to be provided pursuant to this
Section 1.17 shall not exceed $5,000,000, (v) other than the Additional A-1 Term Loan Scheduled Repayments in respect of the Additional A-1 Term Loan Commitments which shall be as set forth in Section 4.02(b)(F) of this Agreement, the A-1 Term Loans made pursuant to the Additional A-1 Term Loan Commitment shall be on the same terms and conditions set forth in this Credit Agreement and the other Credit Documents pertaining to A-1 Term Loans, (vi) if, after the US Borrower has requested the then existing Banks (other than Defaulting Banks) to provide Additional A-1 Term Loan Commitments pursuant to this Section 1.17 the US Borrower has not received Additional A-1 Term Loan Commitments in an aggregate amount equal to that amount of Additional A-1 Term Loan Commitments which the US Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the US Borrower as provided below), then the US Borrower may, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), request Additional A-1 Term Loan Commitments from Persons which would qualify as Eligible Transferees hereunder in an aggregate amount equal to such deficiency on terms (including Fees to be paid to such Eligible Transferee) which are no more favorable to such Eligible Transferee in any respect than the terms offered to the then existing Lenders and (vii) the proceeds of all A-1 Term Loans made pursuant to Additional A-1 Term Loan Commitments shall be used to repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes in accordance with Section 8.11(i)(z) and to pay the fees and expenses incurred in connection therewith.

     (b) At the time of any provision of Additional A-1 Term Loan Commitments pursuant to this Section 1.17, (i) the US Borrower, the Administrative Agent and each such Bank or other Eligible Transferee (each an "Additional A-1 Term Loan Bank") which agrees to provide an Additional A-1 Term Loan Commitment shall execute and deliver to the Administrative Agent an Additional A-1 Term Loan Commitment Agreement substantially in the form of Exhibit O (appropriately completed), with the effectiveness of such Additional A-1 Term Loan Bank's Additional A-1 Term Loan Commitment (the "Additional A-1 Term Loan Commitment Date") to occur upon delivery of such Additional A-1 Term Loan Commitment
Agreement to the Administrative Agent and the satisfaction of the other conditions in this Section 1.17(b) to the reasonable satisfaction of the Administrative Agent, (ii) the Administrative Agent shall receive from the US Borrower (or, to the extent agreed to by the US Borrower and the respective Additional A-1 Term Loan Bank, from such respective Additional A-1 Term Loan
Bank) the payment of a non-refundable fee of $3,500 for each Eligible Transferee which becomes a Bank pursuant to this Section 1.17, (iii) the US Borrower, in coordination with the Administrative Agent, shall ensure that each Bank participate in each Borrowing of A-1 Term Loans pro rata (after giving effect to any increase in A-1 Term Loans pursuant to this Section 1.17) and with the US Borrower being obligated to pay the respective Banks the costs of the type referenced to in Section 1.11 in connection with any such Borrowing; provided that notwithstanding the above, the Borrowing of A-1 Term Loans pursuant to any Additional A-1 Term Loan Commitment on each Additional A-1 Term Loan Borrowing Date may have an initial Interest Period commencing on such date (or on the date that is three Business Days thereafter in the event such A-1 Term Loan is initially made as a Base Rate Loan) and ending on December 31, 2001, and any Bank that has made such A-1 Term Loans as Eurodollar Loans shall be entitled to receive an effective interest rate on such A-1 Term Loans as is equal to the Euro Rate as in effect three Business Days prior to the incurrence (or conversion) of such A-1 Term Loans plus the then Applicable Margin for such A-1 Term Loans, (iv) the US Borrower shall deliver to the Administrative Agent a certificate of its chief financial officer demonstrating in reasonable detail that the A-1 Term Loans to be incurred pursuant to an Additional A-1 Term Loan Commitment may be incurred in accordance with, and not violate any provisions of, the Senior Subordinated Note Indenture, and (v) the US Borrower shall deliver to the Administrative Agent an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the US Borrower reasonably satisfactory to the Administrative Agent and dated such date, covering such of the matters set forth in the opinions of counsel delivered to the Administrative Agent on the Restatement Effective Date pursuant to Section 5.04 as may be reasonably requested by the Administrative Agent, including, without limitation, that any A-1 Term Loans incurred pursuant to an Additional A-1 Term Loan Commitment will not violate any provisions of the Senior Subordinated Note Indenture and will constitute "Senior Debt" as defined in the Senior Subordinated Note Indenture, and such other matters as the Administrative Agent may reasonably request. The Administrative Agent shall promptly notify each Bank as to the effectiveness of each Additional A-1 Term Loan Commitment Agreement, and (i) at such time Schedule I shall be deemed modified to reflect the

Additional A-1 Term Loan  Commitments of such  Additional A-1 Term Loan Bank and
(ii) upon surrender of any old A-1 Term Loans by the respective Additional A-1 Term Loan Bank (or, if lost, a standard lost note indemnity in form and substance reasonably satisfactory to the US Borrower), to the extent requested by any Additional A-1 Term Loan Bank, a new A-1 Term Note will be issued, at the US Borrower's expense, to such Additional A-1 Term Loan Bank, to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised A-1 Term Loan of such Bank.

     3. Section 3.03(b) of the Credit Agreement is hereby amended by (i) inserting the reference "(A)" immediately after the reference "(b)" appearing therein and inserting the following new paragraph immediately after subclause
(b):

     "(B) Notwithstanding anything to the contrary in Section 3.03(a) or in the foregoing clause (A), Additional A-1 Term Loan Commitments (i) shall be permanently reduced on each Additional A-1 Term Loan Borrowing Date (after giving effect to the incurrence of A-1 Term Loans pursuant to Additional A-1 Term Loan Commitments on each such date) in an amount equal to the aggregate principal amount of A-1 Term Loans incurred on each such date and (ii) shall terminate in its entirety (to the extent not theretofore terminated) on the Additional A-1 Term Loan Commitment Termination Date.

     4. Section 4.02(b)(A) of the Credit Agreement is hereby amended by inserting the phrase "on the Restatement Effective Date" immediately prior to the phrase "multiplied by the percentage set forth below" appearing therein.

     5. Section 4.02 of the Credit Agreement is hereby further amended by inserting the following new Section 4.02(b)(F) immediately following Section 4.02(b)(E):

     "(b) (F) In addition  to any other  mandatory  repayments  pursuant to this
Section 4.02, the US Borrower shall be required to repay on each date set forth below a portion of the principal amount of A-1 Term Loans made pursuant to any Additional A-1 Term Loan Commitments, to the extent then outstanding, equal to the aggregate principal amount of such A-1 Term Loans outstanding on the Additional A-1 Term Loan Commitment Termination Date multiplied by the percentage set forth below opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02, an "Additional A-1 Term Loan Scheduled Repayment"):

                 A-1 Term Loan Scheduled Repayment Date             Percentage
                 --------------------------------------             ----------
                 December 31, 2001                                    4.16%

                 March 31, 2002                                       2.08%
                 June 30, 2002                                        2.08%
                 September 30, 2002                                   2.08%
                 December 31, 2002                                    3.12%

                 March 31, 2003                                       3.12%
                 June 30, 2003                                        3.12%
                 September 30, 2003                                   3.12%
                 December 31, 2003                                    4.16%

                 March 31, 2004                                       4.16%
                 June 30, 2004                                        4.16%
                 September 30, 2004                                   4.16%
                 December 31, 2004                                    4.70%
                 Term Loan Maturity Date                             55.78%"

     6. Section 6.08(a) of the Credit Agreement is hereby amended by (i) inserting the phrase ", (ii) for permitted repurchases, either directly or indirectly, of the Senior Subordinated Notes" immediately after the parenthetical "(to the extent not continued hereunder)" and (ii) deleting the reference to "(ii)" appearing therein and inserting the reference "(iii)" in lieu thereof.

     7. Section 8.05(x) of the Credit Agreement is hereby amended by inserting the Section reference " or 8.11(i)" immediately after the Section reference "8.02" appearing therein.

     8. Section 8.11(i) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately before the clause (y) thereof and inserting a "," in lieu thereof, and (ii) inserting the following new clause (z) immediately following subclause (B) thereof:


         "and (z) for the period from the First Amendment Effective Date to, and including, the date which is 45 Business Days after the First Amendment Effective Date, repurchase, redeem or otherwise retire at par value or below par value outstanding Senior Subordinated Notes in an aggregate principal amount not to exceed $10,000,000," so long as (A) the first $5,000,000 of proceeds used for such repurchase, redemption or retirement of the Senior Subordinated Notes is provided from cash and Cash Equivalents of the US Borrower and (B) the remaining proceeds are provided from either (I) cash and Cash Equivalents of the US Borrower or (II) the incurrence of the A-1 Term Loans; it being understood and agreed that (C) the proceeds from the incurrence of Revolving Loans shall not be used for the repurchase, redemption or retirement of the Senior Subordinated Notes pursuant to this clause (z) and (D) any Senior Subordinated Notes repurchased, redeemed or retired pursuant to clause (y) and (z) above may not be reissued."

     9. The definition of the term "Excess Cash Flow" contained in Section 10 of the Credit Agreement is hereby amended by inserting the phrase ", A-1 Term Loans incurred pursuant to Additional A-1 Term Loan Commitments" immediately after the phrase "other than Revolving Loans" appearing in the parenthetical in clause
(iii)(A) thereof.

     10. The  definition of the term  "Minimum  Borrowing  Amount"  contained in
Section 10 of the Credit Agreement is hereby amended by deleting clause (i) appearing therein and inserting the following in lieu thereof:

               "(i)(A) prior to December 31, 2001, with respect to A-1 Term Loans incurred pursuant to any Additional A-1 Term Loan Commitments that are Dollar denominated, $1,000,000 and (B) with respect to all other A-1 Term Loans that are Dollar denominated, $5,000,000,"

     11. The definitions of the terms A-1 Term Loan Commitment," "Required Banks," and "Scheduled Repayments" in Section 10 of the Credit Agreement are hereby amended to read in their entirety as follows:

               "A-1 Term Loan Commitment" shall mean the sum of, (i) with respect to each Bank, the amount set forth opposite such Bank's name on Schedule I directly below the column entitled "A-1 Term Loan Commitment", and (ii) the Additional A-1 Term Loan Commitment, in each case as the same may be reduced or terminated pursuant to Section 3.03 and/or 9.

               "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans (or, with respect to A-1 Term Loans made pursuant to an Additional A-1 Term Loan Commitment prior to the Additional A-1 Term Loan Commitment Termination Date, the Additional A-1 Term Loan Commitments) and Revolving Loan Commitments (or after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and Revolving Percentages of outstanding Letter of Credit Outstandings) constitute greater than 50% of the sum of (i) the total outstanding Term Loans (or, with respect to A-1 Term Loans made pursuant to an Additional A-1 Term Loan Commitment prior to the Additional A-1 Term Loan Commitment Termination Date, the Additional A-1 Term Loan Commitments) of Non-Defaulting Banks and (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks (or, after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Revolving Percentages of all Non-Defaulting Banks of the Letter of Credit Outstandings at such time). For purposes of determining the Required Banks at any time, the principal amount of each Term Loan denominated in a Alternate Currency shall be deemed to be the Dollar Equivalent of the principal amount of such Term Loan at such time.

               "Scheduled Repayments" shall mean each A-1 Term Loan Scheduled Repayment, each Additional A-1 Term Loan Scheduled Repayment, each A-2 Term Loan Scheduled Repayment, each A-3 Term Loan Scheduled Repayment, each A-4 Term Loan Scheduled Repayment and each A-5 Term Loan Scheduled Repayment.

     12. Section 10 of the Credit Agreement is hereby amended by inserting therein the following new defined terms in the appropriate alphabetical order:

               "Additional A-1 Term Loan Bank" shall have the meaning provided in Section 1.17(b).

               "Additional A-1 Term Loan Borrowing Date" shall mean the date the US Borrower incurs A-1 Term Loans pursuant to Additional A-1 Term Loan Commitments.

               "Additional A-1 Term Loan Commitment" shall mean, for each Bank, any commitment to A-1 Term Loans provided by such Bank pursuant to
          Section 1.17, in such amount as agreed to by such Bank in the respective Additional A-1 Term Loan Commitment Agreement.

               "Additional A-1 Term Loan Commitment Agreement" shall mean and include each Additional Term Loan Commitment Agreement substantially in the form of Exhibit O attached hereto executed in accordance with
          Section 1.17 hereof.

               "Additional A-1 Term Loan Commitment Date" shall have the meaning provided in Section 1.17(b).

               "Additional A-1 Term Loan Commitment Termination Date" shall mean December 31, 2001.

               "Additional A-1 Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(F).

               "Additional A-1 Term Loan Scheduled Repayment Date" shall have the meaning provided in Section 4.02(b)(F).

               "First Amendment to the Credit Agreement" shall mean the First Amendment to this Agreement, dated as of October 11, 2001.

               "First Amendment Effective Date" shall mean the First Amendment Effective Date as defined in the First Amendment to this Agreement.

     13. The Credit Agreement is hereby further amended by inserting a new Exhibit O thereto in the form of Exhibit O attached hereto.

B.       Miscellaneous Provisions

     1. In order to induce the Banks to enter into this Amendment, each of Holdings and each Borrower hereby represents and warrants that (i) the representations and warranties made by it contained in the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such specific date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the First Amendment Effective Date, in each case after giving effect to this Amendment.

     2. The US Borrower hereby covenants and agrees to deliver to the Collateral Agent within 30 days following the incurrence of A-1 Term Loans pursuant to an Additional A-1 Term Loan Commitment, (x) fully executed counterparts of amendments (the "Mortgage Amendments"), in form and substance satisfactory to the Collateral Agent, to each of the Mortgages, together with evidence that counterparts of each of the Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors and (y) either endorsements to the existing mortgage policies or new mortgage policies assuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances.

     3. All parties hereto hereby acknowledge and agree that all extensions of credit (including, without limitation, all A-1 Term Loans incurred pursuant to Additional A-1 Term Loan Commitments and all amounts owing with respect thereto) pursuant to the Credit Agreement, as amended by this Amendment and as same may be amended, modified or supplemented from time to time in the future, shall be entitled to the benefits of all Guaranties and Security Documents executed and delivered pursuant to the Credit Agreement, and to the benefit of all Credit Documents.

     4. The US Borrower hereby agrees to pay each Bank which delivers an executed copy of this Amendment (by hard copy or facsimile) to the Administrative Agent by no later than 12:00 (Noon) (New York time) on October 17, 2001, a fee (the "Work Fee") in an amount equal to $2,000, which Work Fee shall be due and payable on the third Business Day following the date on which the Required Banks shall have executed and delivered this First Amendment.

     5. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other Credit Agreement or any other Credit Document.

     6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     7. This Amendment shall become effective on the date (the "First Amendment Effective Date") when Holdings, each Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

     8. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.


                                      * * *

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                         AEARO CORPORATION

                         By
                           ---------------------------------------------------
                             Title:


                         AEARO COMPANY I

                         By
                           ---------------------------------------------------
                             Title:


                         AEARO CANADA LIMITED

                         By
                           ---------------------------------------------------
                             Title:


                         AEARO LIMITED

                         By
                           ---------------------------------------------------
                             Title:


                         CABOT SAFETY INTERMEDIATE CORPORATION

                         By
                           ---------------------------------------------------
                             Title:



                         CSC FSC, INC.

                         By
                           ---------------------------------------------------
                             Title:



                         BANKERS TRUST COMPANY,
                             Individually and as Administrative Agent

                         By
                           ---------------------------------------------------
                              Title:


                         NAME OF LENDER:

                         By
                           ---------------------------------------------------
                             Title: